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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                         MARCH 30, 2001 (MARCH 21, 2001)

                          KENT ELECTRONICS CORPORATION
              Exact Name of Registrant as Specified in its Charter


          TEXAS                         0-14643                   74-1763541
State of Incorporation or        Commission File Number        I.R.S. Employer
       Organization                                           Identification No.


         1111 GILLINGHAM LANE
          SUGAR LAND, TEXAS                                         77478
Address of Principal Executive Offices                            (Zip Code)


                                 (281) 243-4000
                         Registrant's telephone number,
                               including area code





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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.    OTHER EVENTS.

           1. On October 19, 2000, Kent Electronics Corporation ("Kent") and Larry D. Olson entered into Executive Health Care Benefits and Consulting Agreement by and between Kent Electronics Corporation and Larry D. Olson dated October 19, 2000, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

           2. On March 22, 2001, Avnet, Inc. ("Avnet") and Kent announced that they had entered into an Agreement and Plan of Merger, dated as of March 21, 2001 (the "Merger Agreement"), which sets forth the terms and conditions of the proposed merger of a subsidiary of Avnet ("Merger Sub") with and into Kent (the "Merger") pursuant to which Kent will survive the Merger and will become a wholly owned subsidiary of Avnet. Consummation of the Merger is subject to various conditions, including the approval by both Avnet's and Kent's stockholders and the receipt of required regulatory approvals. The Merger is intended to be a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended, and is intended to be treated as a pooling of interests for financial reporting purposes. A copy of the Merger Agreement and a copy of the joint press release of Avnet and Kent with respect to the Merger are filed as Exhibit 2.1 and Exhibit 99.1, respectively, to this Current Report on Form 8-K.

           Simultaneously with the execution of the Merger Agreement, Avnet, Merger Sub and Kent entered into a Stock Option Agreement pursuant to which Kent granted Avnet an option to purchase up to 2,863,474 shares of common stock, without par value, of Kent ("Kent Common Stock"), exercisable upon the occurrence of certain events (the "Option Agreement"). A copy of the Option Agreement is filed as Exhibit 2.2 to this Current Report on Form 8-K.

           Also, simultaneously with the execution of the Merger Agreement, Avnet and certain stockholders of Kent, who collectively own beneficially approximately 4.5% of the outstanding Kent Common Stock, entered into Inducement Agreements (the "Inducement Agreements") pursuant to which such stockholders have agreed to vote their shares of Kent Common Stock in favor of the Merger. Copies of the Inducement Agreements are filed as Exhibit 2.3 and Exhibit 2.4 to this Current Report on Form 8-K.

           In conjunction with the execution of the Merger Agreement, Kent, Morrie Abramson, and Mr. Abramson's wife executed an amendment to Mr. Abramson's employment agreement ("Amendment No. 3 to Employment Agreement"), dated as of March 21, 2001. A copy of Amendment No. 3 to Employment Agreement is attached as
Exhibit 10.2 to this Current Report on Form 8-K.

           In conjunction with the execution of the Merger Agreement, Kent and Mr. Abramson executed an amendment to Mr. Abramson's consulting agreement ("Amendment No. 1 to

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Consulting Agreement"), dated as of March 21, 2001. A copy of Amendment No. 1 to
Consulting Agreement is attached as Exhibit 10.3 to this Current Report on Form 8-K.

           The Merger Agreement, Option Agreement, Inducement Agreements, Amendment No. 3 to Employment Agreement, Amendment No. 1 to Consulting Agreement and the joint press release are incorporated by reference into this Item 5 and the foregoing description of such documents is qualified in its entirety by reference to such exhibits.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

           (a)    Not applicable.

           (b)    Not applicable.

           (c) Exhibits. The following exhibits are filed as part of this report:

           2.1 Agreement and Plan of Merger by and between Avnet, Inc. and Alpha Acquisition Corp. and Kent Electronics Corporation dated as of March 21, 2001.

           2.2 Stock Option Agreement, dated as of March 21, 2001, between Avnet, Inc., Alpha Acquisition Corp. and Kent Electronics Corporation.

           2.3 Inducement Agreement, dated as of March 21, 2001, by and among Avnet, Inc. and certain stockholders of Kent Electronics Corporation.

           2.4 Inducement Agreement, dated as of March 21, 2001, by and among Avnet, Inc. and Morrie Abramson.

           10.1 Executive Health Care Benefits and Consulting Agreement by and between Kent Electronics Corporation and Larry D. Olson dated October 19, 2000.

           10.2 Amendment No. 3 to Employment Agreement by and among Morrie K. Abramson, Rolaine S. Abramson and Kent Electronics Corporation, as of March 21, 2001.

           10.3 Amendment No. 1 to Consulting Agreement, entered into as of March 21, 2001, but effective as of April 1, 2001 by and among Morrie K. Abramson and Kent Electronics Corporation.

           99.1 Joint Press Release, dated March 22, 2001, announcing the acquisition by Avnet, Inc. of Kent Electronics Corporation.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 30, 2001


                                             KENT ELECTRONICS CORPORATION


                                             By: /s/ Stephen J. Chapko
                                                --------------------------------
                                                 Stephen J. Chapko
                                                 Executive Vice President,
                                                 Chief Financial Officer,
                                                 Secretary and Treasurer

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                                  EXHIBIT INDEX

Exhibit
Number    Description
------    -----------
2.1 Agreement and Plan of Merger by and between Avnet, Inc. and Alpha Acquisition Corp. and Kent Electronics Corporation dated as of March 21, 2001.

2.2 Stock Option Agreement, dated as of March 21, 2001, between Avnet, Inc., Alpha Acquisition Corp. and Kent Electronics Corporation.

2.3 Inducement Agreement, dated as of March 21, 2001, by and among Avnet, Inc. and certain stockholders of Kent Electronics Corporation.

2.4 Inducement Agreement, dated as of March 21, 2001, by and among Avnet, Inc. and Morrie Abramson.

10.1 Executive Health Care Benefits and Consulting Agreement by and between Kent Electronics Corporation and Larry D. Olson dated October 19, 2000.

10.2 Amendment No. 3 to Employment Agreement by and among Morrie K. Abramson, Rolaine S. Abramson and Kent Electronics Corporation, as of March 21, 2001.

10.3 Amendment No. 1 to Consulting Agreement, entered into as of March 21, 2001, but effective as of April 1, 2001 by and among Morrie K. Abramson and Kent Electronics Corporation.

99.1 Joint Press Release, dated March 22, 2001, announcing the acquisition by Avnet, Inc. of Kent Electronics Corporation.